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                                                                     EXHIBIT 1.3

                                                               EXECUTION VERSION
                         REGISTRATION RIGHTS AGREEMENT

      This REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT"), dated as of November __, 2006, is by and among CDC Corporation, a corporation organized under the laws of the Cayman Islands (the "COMPANY"), CDC Games Corporation, a corporation organized under the laws of the Cayman Islands ("GAMES"), CDC Software Corporation, a corporation organized under the laws of the Cayman Islands ("SOFTWARE"), and each of the entities whose names appear on the signature pages hereof. Such entities are each referred to herein as an "INVESTOR" and, collectively, as the "INVESTORS".

      The Company has agreed, on the terms and subject to the conditions set forth in the Note Purchase Agreement, dated as of November 10, 2006, between the Company and each Investor (the "NOTE PURCHASE AGREEMENT"), to issue and sell to each Investor one or more 3.75% Senior Exchangeable Convertible Notes (the "NOTES").

      The Notes are (i) convertible under certain conditions as described in the Notes into Class A common shares of the Company (the "COMPANY COMMON SHARES"),
(ii) exchangeable under certain conditions as described in the Notes into Class A common shares of Software (the "SOFTWARE COMMON SHARES") and/or (iii) exchangeable under certain conditions as described in the Notes into Class A common shares of Games (the "GAMES COMMON SHARES").

      In order to induce each Investor to enter into the Note Purchase Agreement, each of the Company, Software and Games has agreed to provide certain registration rights under the Securities Act of 1933, as amended (the "SECURITIES ACT"), and under applicable state securities laws.

      In consideration of each Investor entering into the Note Purchase Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. DEFINITIONS.

      For purposes of this Agreement, the following terms shall have the meanings specified:

            "ALLOWED DELAY" and "ALLOWED SUSPENSION" have the respective meanings specified in SECTION 2(g) below.

            "BUSINESS DAY" means any day other than a Saturday, a Sunday or a day on which the Principal Market is closed or on which banks in the City of New York are authorized by law to be closed.

            "COMMISSION" means the U.S. Securities and Exchange Commission.

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            "COMPANY EFFECTIVE DATE" means the date on which the Company
      Registration Statement is declared effective by the Commission.

            "COMPANY FILING DEADLINE" means the thirtieth (30th) calendar day following the Convertibility Date; provided, however, in the event that pro forma financial statements reflecting acquisitions by the Company are required to be included in the Company Registration Statement, the Company Filing Deadline shall mean the sixtieth (60th) calendar day following the Convertibility Date.

            "COMPANY REGISTRATION DEADLINE" means the sixtieth (60th) calendar day following the Company Filing Deadline; provided, however, in the event of a full review of the Company Registration Statement by the Commission, the Company Registration Deadline shall mean the ninetieth (90th) day following the Company Filing Deadline.

            "COMPANY REGISTRATION STATEMENT" means a Registration Statement covering the resale of Company Common Shares comprising Registrable Securities.

            "CONVERTIBILITY DATE" means the first date on which the Notes become, pursuant to the terms of the Notes, convertible into Company Common Shares.

            "EFFECTIVE DATE" means the Company Effective Date, the Games Effective Date and/or the Software Effective Date, as the context requires or permits.

            "FILING DEADLINE" means the Company Filing Deadline, the Games Filing Deadline and/or the Software Filing Deadline, as the context requires or permits.

            "GAMES EFFECTIVE DATE" means the date on which the Games Registration Statement is declared effective by the Commission.

            "GAMES EXCHANGE DATE" means the date on which the Games Qualified IPO occurs.

            "GAMES FILING DEADLINE" means the forty-fifth (45th) calendar day following the Games Exchange Date.

            "GAMES QUALIFIED IPO" means a Qualified IPO pursuant to which Games Common Shares are sold to the public.

            "GAMES REGISTRATION DEADLINE" means the later of (i) the sixtieth
      (60th) calendar day following the Games Filing Deadline and (ii) the date on which the Lock-Up Period applicable to the Games Qualified IPO expires.

            "GAMES REGISTRATION STATEMENT" means a Registration Statement covering the resale of Games Common Shares comprising Registrable Securities.

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            "HOLDER" means any person owning or having the right to acquire, through conversion or exchange of the Notes or otherwise, Registrable Securities, including initially each Investor and thereafter any permitted assignee thereof.

            "ISSUE DATE" means the first date on which Notes are issued pursuant to the Note Purchase Agreement.

            "LOCK-UP PERIOD" means the period immediately following a Games Qualified IPO or Software Qualified IPO, as the case may be, during which the managing underwriter of such Qualified IPO requires the then existing shareholders of Games or Software, as applicable, to refrain from selling its Common Shares, such period not to exceed one hundred and eighty (180) calendar days.

            "MAXIMUM EXCHANGE AMOUNT" means, at any time with respect to Games or Software, as the case may be, 33.33% of the number of such entity's Common Shares issued and outstanding at such time.

            "QUALIFIED IPO" has the meaning set forth in the Note Purchase Agreement.

            "REGISTRABLE SECURITIES" means all Company Common Shares, Software Common Shares or Games Common Shares (or other securities) issued or issuable pursuant to the terms of the Notes, and any common shares issued or issuable from time to time (with any adjustments) in replacement of, in exchange for or otherwise in respect of any such securities; provided, however, that "REGISTRABLE SECURITIES" shall not include any such securities that (i) have been sold to the public pursuant to Rule 144 under the Securities Act ("RULE 144"), (ii) are eligible for resale pursuant to Rule 144(k) under the Securities Act ("RULE 144(k)"), (iii) have been sold pursuant to an effective Registration Statement, or (iv) have been transferred by a Holder to a Person in a transaction in which the rights under this Agreement are not assigned to such Person in accordance with the terms hereof. For purposes hereof, a transfer of a Note shall be deemed a transfer of the Registrable Securities issuable thereunder.

            "REGISTRANT" means (i) from and after the Convertibility Date, the Company, (ii) from and after the Games Filing Deadline, Games and (iii) from and after the Software Filing Deadline, Software, in each case as the context requires or permits.

            "REGISTRATION DEADLINE" means the Company Registration Deadline, the Software Registration Deadline or the Games Registration Deadline, as the context requires or permits.

            "REGISTRATION PERIOD" has the meaning specified in SECTION 2(b) below.

            "REGISTRATION STATEMENT" means a registration statement or statements prepared in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act ("RULE 415") or any successor rule providing for the offering of securities on a continuous or delayed basis, together with the related prospectus, all amendments to such Registration

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      Statement, including post-effective amendments, all supplements to such prospectus, and all exhibits and all information incorporated by reference in such Registration Statement.

            "SOFTWARE EFFECTIVE DATE" means the date on which the Software Registration Statement is declared effective by the Commission.

            "SOFTWARE EXCHANGE DATE" means the date on which the Software Qualified IPO occurs.

            "SOFTWARE FILING DEADLINE" means the forty-fifth (45th) calendar day following the Software Exchange Date.

            "SOFTWARE QUALIFIED IPO" means a Qualified IPO pursuant to which Software Common Shares are sold to the public.

            "SOFTWARE REGISTRATION DEADLINE" means the later of (i) the sixtieth
      (60th) calendar day following the Software Filing Deadline and (ii) the date on which the Lock-Up Period applicable to the Software Qualified IPO expires.

            "SOFTWARE REGISTRATION STATEMENT" means a Registration Statement covering the resale by the Holders of Software Common Shares comprising Registrable Securities.

      Capitalized terms used herein and not otherwise defined shall have the respective meanings specified in the Note Purchase Agreement or the Notes, as applicable. All definitions contained in this Agreement are equally applicable to the singular and plural forms of the terms defined. The words "hereof", "herein" and "hereunder" and words of similar import contained in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement.

      2. REGISTRATION.

            (a) Filing of Registration Statements.

                  (i) Filing of Company Registration Statement. Upon the occurrence of the Convertibility Date, the Company shall prepare and, on or before the Company Filing Deadline, file with the Commission a Company Registration Statement covering the resale of one hundred and twenty-five percent (125%) of the number of Company Common Shares issuable upon conversion in full of the Notes on the date such filing is made (such number to be determined without regard to any restriction on such conversion contained in the Notes). Such Registration Statement shall state, to the extent permitted by Rule 416 under the Securities Act, that it also covers such indeterminate number of additional Company Common Shares as may become issuable upon the conversion or exchange of the Notes in order to prevent dilution resulting from stock splits, stock dividends or similar events.

                  (ii) Filing of Games Registration Statement. Upon the occurrence of the Games Exchange Date, Games shall prepare and, on or before the Games Filing Deadline, file with the Commission the Games Registration Statement covering the resale of the lesser of (x) one

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hundred and twenty-five percent (125%) of the number of Games Common Shares deliverable by CDC upon the exchange in full of the Notes for Games Common Shares on the date such filing is made (such number to be determined without regard to any restriction on such exchange contained in the Notes), (y) the Maximum Exchange Amount applicable to the Games Common Shares on such date and
(z) such number of Games Common Shares as Games is then permitted by the Commission pursuant to its interpretation of Rule 415(a)(1) of the Securities Act to register for resale. Such Registration Statement shall state, to the extent permitted by Rule 416 under the Securities Act, that it also covers such indeterminate number of additional Games Common Shares as may become issuable upon the conversion or exchange of the Notes in order to prevent dilution resulting from stock splits, stock dividends or similar events.

                  (iii) Filing of Software Registration Statement. Upon the occurrence of the Software Exchange Date, Software shall prepare and, on or before the Software Filing Deadline, file with the Commission the Software Registration Statement covering the resale of the lesser of (x) one hundred and twenty-five percent (125%) of the number of Software Common Shares deliverable by CDC upon the exchange in full of the Notes for Software Common Shares on the date such filing is made (such number to be determined without regard to any restriction on such exchange contained in the Notes), (y) the Maximum Exchange Amount applicable to the Software Common Shares on such date and (z) such number of Software Common Shares as Software is then permitted by the Commission pursuant to its interpretation of Rule 415(a)(1) of the Securities Act to register for resale. Such Registration Statement shall state, to the extent permitted by Rule 416 under the Securities Act, that it also covers such indeterminate number of additional Software Common Shares as may become issuable upon the conversion or exchange of the Notes in order to prevent dilution resulting from stock splits, stock dividends or similar events.

                  (iv) Registration Statement on Form F-3/S-3. If a Registrant is eligible on the Filing Deadline applicable to it to file a Registration Statement on Form F-3 or S-3 for the resale of Registrable Securities by the Holders, it shall file such Registration Statement on such form. If, on the Filing Deadline applicable to it, a Registrant does not meet the eligibility requirements for filing a Registration Statement on Form F-3 or S-3 for the resale of Registrable Securities by the Holders, then in each such case such Registrant shall instead prepare and file with the Commission a Registration Statement on such form as such Registrant is then eligible to use. In the event that a Registrant files one or more Registration Statements on a form other than Form F-3 or S-3, and thereafter meets the eligibility requirements to use Form F-3 or S-3 for the resale of Registrable Securities by the Holders, such Registrant shall re-file such Registration Statement(s), or file one or more new Registration Statements on Form F-3 or S-3 covering the greater of (i) the number of Registrable Securities then registered on the existing Registration Statement(s) (and not previously sold pursuant to an existing Registration Statement or pursuant to Rule 144) and (ii) the number of Registrable Securities required to be registered pursuant to the terms of this Agreement, as promptly as practicable (but in no event later than thirty (30) days) after such Registrant meets such requirements; provided that the Registrant shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form F-3 or S-3 covering the Registrable Securities being registered on such Registration Statement has been declared effective by the SEC.

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            (b) Effectiveness of Registration Statements. Each Registrant shall use its reasonable best efforts to cause the Registration Statement required to be filed by it hereunder to become effective as soon as practicable following the filing thereof, but in no event later than the Registration Deadline applicable to such Registrant. Each Registrant shall respond promptly to any and all comments made by the staff of the Commission on with respect to its Registration Statement, and shall submit to the Commission, within two (2) Business Days after such Registrant learns that no review of such Registration Statement will be made by the staff of the Commission or that the staff of the Commission has no further comments on such Registration Statement, as the case may be, a request for acceleration of the effectiveness of such Registration Statement to a time and date not later than two (2) Business Days after the submission of such request. Each Registrant will maintain the effectiveness of the Registration Statement required to be filed by it hereunder until the earlier of (i) the date on which all of the Registrable Securities remaining to be sold under such Registration Statement (in the reasonable opinion of counsel to such Registrant) may be immediately sold to the public under Rule 144(k) or
(ii) with respect to Games Common Shares or Software Common Shares, the six-month anniversary of the Maturity Date (the period beginning on the Registration Deadline applicable to such Registrant and ending on the earliest to occur of CLAUSE (i) or (ii) above being referred to herein as such Registrant's "REGISTRATION PERIOD") or until such later date as such Registrant shall determine; provided that in the event a Qualified IPO of Games or Software occurs less than six (6) months prior to the Maturity Date, the Registration Period shall expire on the one-year anniversary of the Maturity Date.

            (c) Filing of Additional Registration Statements. In the event that, at any time following the Filing Deadline with respect to a Registrant, the number of Registrable Securities available for resale under the Registration Statement required to be filed by such Registrant hereunder is insufficient to cover at least one hundred percent (100%) of the aggregate number of Registrable Securities then (in the case of CDC Common Shares) issued or issuable or (in the cases of Games or Software Common Shares) deliverable under the Notes (such number to be determined using the Conversion Price or Exchange Price, as the case may be, in effect at such time and without regard to any restriction on the ability of any Holder to convert or exchange such Holder's Note(s)), such Registrant shall promptly amend such Registration Statement or file a new Registration Statement, in any event as soon as practicable, but not later than the tenth (10th) day following notice from a Holder of the occurrence of such event, so that such Registration Statement or such new Registration Statement, or both, covers no less than (i) in the case of the Company, one hundred and twenty-five percent (125%) of the aggregate number of Company Common Shares then issued or issuable (assuming such issued or issuable shares constitute Registrable Securities) under the Notes (without regard to any restriction on the ability of any Holder to convert such Holder's Note(s)) and (ii) in the case of Games or Software, as the case may be, the lesser of (x) one hundred and twenty-five percent (125%) of the number of Games Common Shares or Software Common Shares, as the case may be, deliverable upon the exchange in full of the Notes at such time (without regard to any restriction on the ability of any Holder to exchange such Holder's Note(s)), (y) the Maximum Exchange Amount applicable at such time to the Games Common Shares or Software Common Shares, as the case may be and (z) such number of Games Common Shares or Software Common Shares, as the case may be, as Games or Software is then permitted by the Commission pursuant to is interpretation of Rule 415(a)(1) of the Securities Act to register for resale. Each Registrant shall use its reasonable best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof. Any such Registration

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Statement shall state that, to the extent permitted by Rule 416 under the
Securities Act, such Registration Statement also covers such indeterminate number of additional shares of Common Shares as may become issuable under the Notes in order to prevent dilution resulting from stock splits, stock dividends or similar events. Unless and until such amendment or new Registration Statement becomes effective, each Holder shall have the rights described in PARAGRAPH 2(d) below.

            (d) Registration Default. If a Registrant is required by the terms of this Agreement to file a Registration Statement and (i) such Registration Statement is not declared effective by the Commission on or before such Registrant's Registration Deadline (unless such effectiveness is delayed as a result of an Allowed Delay or an Allowed Suspension), (ii) after such Registration Statement has been declared effective by the Commission, sales of Registrable Securities cannot be made by a Holder under such Registration Statement for any reason not within the exclusive control of such Holder (other than during an Allowed Delay or Allowed Suspension) or (iii) an amendment or supplement to the Registration Statement, or a new Registration Statement, required to be filed pursuant to the terms of this Agreement, is not filed on or before the date required by this Agreement (other than during an Allowed Delay or Allowed Suspension) (each of the foregoing CLAUSES (i), (ii) and (iii) being referred to herein as a "REGISTRATION DEFAULT"), such Registrant shall pay to each Holder (which for purposes of this clause only shall mean any Person that beneficially owns one or more of the Notes) an amount of cash equal to one-half of one percent (0.5%) of the aggregate principal amount of Notes then held by such Holder and, for each month thereafter (pro rated for partial months) in which a Registration Default exists, a cash payment equal to one percent (1%) of the aggregate principal amount of Notes into which the Common Shares covered or required by this Agreement to be covered by such Registration Statement are convertible or exchangeable (without regard to any restriction on such conversion or exchange). In the event that a Registration Default occurs under one of the foregoing CLAUSES (i), (ii) or (iii) and, prior to the cessation of such Registration Default, another Registration Default occurs pursuant to a different clause, the subsequent Registration Default shall be deemed to be a continuation of the earlier Registration Default for purposes of calculating the payments required to be made under this SECTION 2(d). Notwithstanding the foregoing, Registration Default payments made by a Registrant under this SECTION 2(d) shall not exceed, for each individual or continuous occurrence of a Registration Default with respect to such Registrant, six percent (6%) of the aggregate principal amount of Notes outstanding at the time such Registration Default first occurred. The first payment required to be made by a Registrant under this SECTION 2(d) shall be made within five (5) Business Days following date on which a Registration Default first occurs and subsequent payments shall be made on the last day of each calendar month in which a Registration Default exists (or, if such day is not a Business Day, on the Business Day immediately following such day). Any such payment shall be in addition to any other remedies available to each Holder at law or in equity, whether pursuant to the terms hereof, the Note Purchase Agreement, the Notes, or otherwise.

            (e) Allocation of Registered Shares. The initial number of Registrable Securities included in a Registration Statement, and each increase in the number thereof included therein or in a subsequent Registration Statement, shall be allocated pro rata among the Holders based on the aggregate number of Registrable Securities issued or issuable to each Holder at the time such Registration Statement or subsequent Registration Statement is declared effective by the Commission (such number to be determined using the Conversion Price or Exchange Price, as applicable, in effect at such time and without regard to any restriction on the ability of a Holder to

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convert or exchange such Holder's Note(s) as of such date). In the event that a
Holder sells or otherwise transfers any of such Holder's Registrable Securities, each transferee shall be allocated the portion of the then remaining number of Registrable Securities included in such Registration Statement and allocable to such Holder.

            (f) Registration of Other Securities. Each Registrant agrees that, during the period beginning on the Filing Deadline applicable to such Registrant and ending on the Effective Date applicable to such Registrant, such Registrant shall refrain from filing any registration statement (other than (i) a Registration Statement filed hereunder or (ii) a registration statement on Form S-4, Form F-4 or, with respect to stock option plans and agreements and stock plans currently in effect and disclosed in the Note Purchase Agreement or the schedules thereto, or as may be adopted thereafter from time to time with the approval of such Registrant's board of directors or shareholders, Form S-8). In no event shall a Registrant include any securities other than Registrable Securities on any Registration Statement filed by such Registrant on behalf of the Holders pursuant to the terms hereof.

            (g) Allowed Delay; Allowed Suspension. Notwithstanding anything to the contrary herein, a Registrant may, at any time after the Effective Date applicable to such Registrant, (i) delay the disclosure of material, non-public information concerning such Registrant, the disclosure of which at the time is not, in the good faith opinion of the Board of Directors of such Registrant, in the best interest of such Registrant and, in the opinion of counsel to such Registrant, otherwise required (an "ALLOWED DELAY"), and (ii) suspend the availability of a Registration Statement on Form S-1or F-1 if pursuant to applicable law it must file a post-effective amendment to such Registration Statement in connection with filing its Annual Report on Form 10-K, Form 10-KSB or Form 20-F and such amendment is reviewed by the Commission (an "ALLOWED SUSPENSION"); provided, that (x) no Allowed Delay shall exceed twenty (20) consecutive days or sixty (60) days in any period of three hundred sixty-five
(365) days and (y) no Allowed Suspension shall exceed twenty (20) consecutive days. Notwithstanding any Allowed Delay, Allowed Suspension, event described in
SECTION 3(e), or stop order described in SECTION 3(f), each Registrant shall cause its transfer agent to deliver Common Shares without any restrictive legend to a transferee of a Holder as long as such Holder has entered into a binding contract for sale with such transferee, and delivered a copy of the prospectus included as part of the applicable Registration Statement to such transferee (unless an exemption from such prospectus delivery requirement then existed), prior to such Holder's receipt of notice from the Company of such Allowed Delay, Allowed Suspension, event or stop order.

            (h) Piggyback Rights. If Games or Software, or both, commences a Qualified IPO at any time while any Notes are outstanding, and any holders of Games Common Shares or Software Common Shares, as the case may be, existing immediately prior to the commencement of such Qualified IPO (collectively, the "EXISTING SHAREHOLDERS") are permitted to sell Common Shares of such entity in such Qualified IPO, each Holder shall have the right (a "PIGGYBACK RIGHT") to include for sale in such Qualified IPO the Games Common Shares or Software Common Shares, as the case may be, that it may acquire through the exchange of its Note(s) and, if such Qualified IPO is conducted in the United States pursuant to a registration statement, to include such Registrable Securities for resale on such registration statement. The number of Common Shares which a Holder may include for sale pursuant to a Qualified IPO shall be equal to (A) the number of

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such Common Shares into which such Holder's Note is then exchangeable (without giving effect to any restriction on such exchange) times (B) the quotient determined by dividing (x) the aggregate number of such Common Shares being offered for sale pursuant to such Qualified IPO by the Existing Shareholders by
(y) the total number of such Common Shares then outstanding, subject to any reduction in such amount as the managing underwriter(s) thereof shall impose; provided, however, that any such reduction shall be made pro rata among the Holders and the Existing Shareholders. In no event shall a Registrant include any securities other than Registrable Securities in any Registration Statement filed on behalf of the Holders pursuant to the terms hereof.

            (i) Plan of Distribution. Each Registration Statement shall contain (except with respect to information regarding a Holder as to which such Holder has notified the Registrant) a "PLAN OF DISTRIBUTION" section in substantially the form attached hereto as EXHIBIT A.

      3. OBLIGATIONS OF EACH REGISTRANT.

      In addition to performing its obligations hereunder, including without limitation those pursuant to SECTION 2 above, each Registrant shall, with respect to the Registration Statement to be filed by it hereunder:

            (a) prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary to comply with the provisions of the Securities Act or to maintain the effectiveness of such Registration Statement during the Registration Period applicable to such Registrant, or as may be reasonably requested by a Holder in order to incorporate information concerning such Holder or such Holder's intended method of distribution;

            (b) as soon as practicable following (i) the Convertibility Date, in the case of the Company, (ii) the Software Exchange Date, in the case of Software, and (iii) the Games Exchange Date, in the case of Games, take all steps necessary and otherwise use its reasonable best efforts to secure the listing of such Registrant's Registrable Securities on the Principal Market on which such Registrant's Common Shares are then listed or eligible for quotation, and at any Holder's request, provide such Holder with reasonable evidence thereof;

            (c) so long as such Registration Statement is effective, furnish to each Holder such number of copies of the prospectus included in such Registration Statement, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such Holder may reasonably request in order to facilitate the disposition of such Holder's Registrable Securities;

            (d) use commercially reasonable efforts to register or qualify the Registrable Securities covered by such Registration Statement under the securities or "blue sky" laws of such jurisdictions within the United States as shall be reasonably requested from time to time by a Holder, and do any and all other acts or things which may reasonably be necessary or advisable to enable such Holder to consummate the public sale or other disposition of such Registrable Securities in such jurisdictions; provided that such Registrant shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such jurisdiction;

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            (e) (i) notify each Holder in writing immediately after becoming aware of the occurrence of an Allowed Delay or Allowed Suspension or any other event (without disclosing to such Holder any facts or circumstances relating to such Allowed Delay, Allowed Suspension or other event that would constitute material non-public information, unless such Holder has given the Company its prior written consent to such disclosure) as a result of which the prospectus included in such Registration Statement, as then in effect, contains an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (ii) as promptly as practicable (other than during an Allowed Delay or Allowed Suspension, in which case, no later than the expiration of the applicable time period(s) described in
SECTION 2(g)) prepare and file with the Commission and furnish to each Holder a reasonable number of copies of a supplement or an amendment to such prospectus as may be necessary so that such prospectus does not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and (iii) notify each Holder in writing immediately upon the termination of an Allowed Delay, Allowed Suspension or such other event;

            (f) use commercially reasonable efforts to prevent the issuance of any stop order or other order suspending the effectiveness of such Registration Statement and, if such an order is issued, to use commercially reasonable efforts obtain the withdrawal thereof at the earliest possible time and to notify each Holder in writing of the issuance of such order and the resolution thereof;

            (g) furnish to each Holder, on the date that such Registration Statement, or any successor registration statement, becomes effective, a letter, dated such date, signed by counsel to such Registrant and addressed to such Holder, confirming such effectiveness and, to the knowledge of such counsel, the absence of any stop order;

            (h) provide to each Holder and its representatives (collectively, "HOLDER REPRESENTATIVES") the opportunity to conduct a reasonable inquiry of such Registrant's financial and other records during normal business hours and make available during normal business hours its officers, directors and employees for questions regarding information which such Holder or Holder Representative may reasonably request in order to fulfill any due diligence obligation on its part; provided, however, that (i) in connection with any such inspection, any such Holder and Holder Representative shall cooperate to the extent reasonably practicable to minimize any disruption to the operation of the Registrant's business and (ii) any records and information obtained by or disclosed to such Holder or Holder Representative pursuant hereto shall be used only in connection with conducting such inquiry, shall be kept confidential and shall not be disclosed by such Holder or Holder Representative unless (A) the disclosing party advises the other party that the disclosure of such records or information is necessary to avoid or correct a misstatement or omission in a Registration Statement or is otherwise required by law, (B) the release of such records or information is ordered pursuant to a subpoena or other order from a court or governmental authority of competent jurisdiction (provided, however, that such Person shall use its reasonable efforts to provide the Registrant with prior written notice of such requirement in order to afford the Registrant with an opportunity to seek a protective order or other appropriate remedy in response) or (C) such records or information otherwise become generally available to the public other than through disclosure by such Holder or Holder Representative in breach hereof;

            (i) permit counsel for each Holder to review such Registration Statement and all amendments and supplements thereto, and any comments made by the staff of the Commission and the Company's responses thereto, within a reasonable period of time prior to the filing thereof with the Commission (or, in the case of comments made by the staff of the Commission, within a reasonable period of time following the receipt thereof by such Registrant); and

            (j) execute and deliver written instructions to the transfer agent for the Company Common Shares and, immediately prior to a Qualified IPO, cause Games or Software, as the case may be, to execute and deliver written instructions to the transfer agent for the Games Common Shares or the Software Common Shares, for the removal of any legends or restrictive language stamped on the Securities no later than the close of business on the third (3rd) Business Day following the receipt of a request for such removal from a Holder, as long as (A) the resale or transfer (including without limitation a pledge) of such Securities is registered pursuant to an effective Registration Statement, (B) such Securities have been sold pursuant to Rule 144, or (C) such Securities are eligible for resale under Rule 144(k) or any successor provision; and

            (k) within two (2) Business Days after a Registration Statement which covers Registrable Securities is ordered effective by the Commission, the Registrant shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities confirmation that such Registration Statement has been declared effective by the Commission in the form attached hereto as Exhibit B.

      4. OBLIGATIONS OF EACH HOLDER.

      In connection with the registration of Registrable Securities by a Registrant pursuant to a Registration Statement, each Holder shall:

            (a) timely furnish to such Registrant in writing such information regarding itself and the intended method of disposition of such Registrable Securities as such Registrant shall reasonably request in order to effect the registration thereof;

            (b) upon receipt of any notice from such Registrant of the happening of any event of the kind described in PARAGRAPHS 3(e) or 3(f), immediately discontinue any sale or other disposition of such Registrable Securities pursuant to such Registration Statement until the filing of an amendment or supplement as described in PARAGRAPH 3(e) or the withdrawal of the stop order referred to in PARAGRAPH 3(f), and use commercially reasonable efforts to maintain the confidentiality of such notice and its contents;

            (c) to the extent required by applicable law, deliver a prospectus to the purchaser of such Registrable Securities;

            (d) notify such Registrant when it has sold all of the Registrable Securities beneficially owned by it;

            (e) notify such Registrant in the event that any information supplied by such Holder in writing for inclusion in such Registration Statement or related prospectus contains an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make such information not misleading in light of the circumstances then existing; and immediately discontinue any sale or other disposition of such Registrable Securities pursuant to such Registration Statement until the filing of an amendment or supplement to such prospectus as may be necessary so that such prospectus does not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; and

            (f) refrain from selling any Games Common Shares, in the case of a Games Registration Statement, or any Software Common Shares, in the case of a Software Registration Statement, during any Lock-Up Period, except that such restriction shall not apply to the extent that such Holder exercises a Piggyback Right pursuant to SECTION 2(h) above.

      5. INDEMNIFICATION.

      In the event that any Registrable Securities are included in a Registration Statement filed by a Registrant under this Agreement:

            (a) Such Registrant shall indemnify and hold harmless each Holder who is named in such Registration Statement as a selling shareholder, the officers, directors, employees, agents and representatives of such Holder, and each person, if any, who controls such Holder within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), against any losses, claims, damages, liabilities or reasonable out-of-pocket expenses (whether joint or several) (collectively, including reasonable legal expenses or other expenses reasonably incurred in connection with investigating or defending same, "LOSSES"), insofar as any such Losses arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in such Registration Statement under which such Registrable Securities were registered, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Subject to the provisions of PARAGRAPH 5(c) below, such Registrant will reimburse such Holder, and each such officer, director, employee, agent, representative or controlling person, for any reasonable legal expenses or other out-of-pocket expenses (promptly as such expenses are incurred) by any such entity or person in connection with investigating or defending any Loss; provided, however, that the foregoing indemnity shall not apply to amounts paid in settlement of any Loss if such settlement is effected without the consent of such Registrant (which consent shall not be unreasonably withheld), nor shall such Registrant be obligated to indemnify any person for any Loss to the extent that such Loss arises out of or is based upon (i) any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make statements therein not misleading that conforms in all material respects to written information furnished by such person expressly for use in such Registration Statement or (ii) a failure of such person to deliver or cause to be delivered the final prospectus contained in the Registration Statement and made available by such Registrant, if such delivery is required by applicable law.

            (b) Each Holder who is named in such Registration Statement as a selling shareholder, acting severally and not jointly, shall indemnify and hold harmless such Registrant, the officers, directors, employees, agents and representatives of such Registrant, and each person, if any, who controls such Registrant within the meaning of the Securities Act or the Exchange Act, against any Losses to the extent (and only to the extent) that any such Losses arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact required to be stated therein or necessary to make statements therein not misleading in light of the circumstances in which they were made, that conforms in all material respects to written information furnished by such person expressly for use in such Registration Statement, or (ii) a failure of such Holder to deliver or cause to be delivered the final prospectus contained in such Registration Statement and made available by such Registrant, if such delivery is required under applicable law. Subject to the provisions of PARAGRAPH 5(c) below, such Holder will reimburse any reasonable legal or other expenses (promptly as such expenses are incurred) by such Registrant and any such officer, director, employee, agent, representative, or controlling person, in connection with investigating or defending any such Loss; provided, however, that the foregoing indemnity shall not apply to amounts paid in settlement of any such Loss if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld); and provided, further, that, in no event shall any indemnity under this PARAGRAPH 5(b) exceed the amount of the net proceeds resulting from the sale of Registrable Securities by such Holder under such Registration Statement.

            (c) Promptly after receipt by an indemnified party under this
SECTION 5 of notice of the commencement of any action or proceeding (including any governmental action or proceeding), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this
SECTION 5, promptly deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in and to assume the defense thereof with counsel selected by the indemnifying party and reasonably acceptable to the indemnified party; provided, however, that an indemnified party shall have the right to retain its own counsel, with the reasonably incurred fees and expenses of such counsel to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate under applicable standards of professional conduct due to actual or potential conflicting interests between such indemnified party and any other party represented by such counsel in such action or proceeding. The failure by an indemnified party to notify the indemnifying party within a reasonable time following the commencement of any action or proceeding of which the indemnified party is aware, to the extent materially prejudicial to such indemnifying party's ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this SECTION 5 with respect to such action or proceeding, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this SECTION 5 or with respect to any other action or proceeding.

            (d) In the event that the indemnity provided in PARAGRAPH (a) or (b) of this SECTION 5 is unavailable or insufficient to hold harmless an indemnified party for any reason, such Registrant and each Holder agree, severally and not jointly, to contribute to the aggregate Losses to which such Registrant or such Holder (or its respective officers, directors, employees, agents, representatives or controlling persons), may be subject in such proportion as is appropriate to reflect the relative fault of such Registrant and such Holder in connection with the statements or omissions which resulted in such Losses; provided, however, that in no case shall such Holder be responsible for any amount in excess of the net proceeds resulting from the sale of Registrable Securities sold by such Holder under such Registration Statement. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by such Registrant or by such Holder. Such Registrant and each Holder agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this PARAGRAPH (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. For purposes of this SECTION 5, each person who controls a Holder within the meaning of either the Securities Act or the Exchange Act and each officer, director, employee, agent or representative of such Holder shall have the same rights to contribution as such Holder, and each person who controls such Registrant within the meaning of either the Securities Act or the Exchange Act and each officer, director, employee, agent or representative of such Registrant shall have the same rights to contribution as such Registrant, subject in each case to the applicable terms and conditions of this PARAGRAPH (d).

            (e) The obligations of such Registrant and each Holder under this
SECTION 5 shall survive the conversion or exchange of the Notes in full, the completion of any offering or sale of Registrable Securities pursuant to a Registration Statement under this Agreement, or otherwise.

      6. REPORTS.

            With a view to making available to each Holder the benefits of Rule 144 and any other similar rule or regulation of the Commission that may at any time permit such Holder to sell securities of a Registrant to the public without registration, each Registrant agrees to, from and after the date on which such Registrant becomes subject to the reporting requirements of the Exchange Act:

            (a) make and keep public information available, as those terms are understood and defined in Rule 144;

            (b) file with the Commission in a timely manner all reports and other documents required to be filed by such Registrant under the Exchange Act; and

            (c) furnish to such Holder, so long as such Holder owns any Registrable Securities, promptly upon written request (i) a written statement by such Registrant, if true, that it has complied with the reporting requirements of Rule 144 and the Exchange Act, (ii) to the extent not publicly available through the Commission's EDGAR database, a copy of the most recent annual or (to the extent applicable) quarterly report of such Registrant and such other reports and documents so filed by such Registrant with the Commission, and (iii) such other information as may be reasonably requested by such Holder in connection with such Holder's compliance with any rule or regulation of the Commission which permits the selling of any such securities without registration.

      7. MISCELLANEOUS.

            (a) Expenses of Registration. Except as otherwise provided in the Note Purchase Agreement, all reasonable expenses, other than underwriting discounts and commissions and fees and expenses of counsel and other advisors to each Holder, incurred in connection with the registrations, filings or qualifications of a Registrant as described herein, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, the fees and disbursements of counsel for such Registrant, and the fees and disbursements incurred in connection with the letter described in PARAGRAPH 3(g) hereof, shall be borne by such Registrant.

            (b) Amendment; Waiver. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended or waived except pursuant to a written instrument executed by such Registrant and the Holders of at least a majority of the Registrable Securities issued or issuable under all of the Notes then outstanding (without regard to any limitation on such conversion or exchange). Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder, each future Holder and such Registrant. The failure of any party to exercise any right or remedy under this Agreement or otherwise, or the delay by any party in exercising such right or remedy, shall not operate as a waiver thereof.

            (c) Notices. Any notice, demand or request required or permitted to be given by a Registrant or a Holder pursuant to the terms of this Agreement shall be in writing and shall be deemed delivered (i) when delivered personally or by verifiable facsimile transmission, unless such delivery is made on a day that is not a Business Day, in which case such delivery will be deemed to be made on the next succeeding Business Day and (ii) on the next Business Day after timely delivery to a reputable overnight courier, addressed as follows:

            If to the Company:

            CDC Corporation
            33/F Citicorp Center
            18 Whitfield Road
            Causeway Bay
            Hong Kong
            Attn:  Legal Department
            Tel:   (852) 2893-8200
            Fax:   (852) 2237-7277

            If to Games:

            CDC Games Corporation
            c/o CDC Corporation
            33/F Citicorp Center
            18 Whitfield Road
            Causeway Bay
            Hong Kong

            Attn:  Legal Department
            Tel:   (852) 2893-8200
            Fax:   (852) 2237-7277

            If to Software:

            CDC Software Corporation
            c/o CDC Corporation
            33/F Citicorp Center
            18 Whitfield Road
            Causeway Bay
            Hong Kong
            Attn:  Legal Department
            Tel:   (852) 2893-8200
            Fax:   (852) 2237-7277

            with a copy (which shall not constitute notice) to:

            King  & Spalding LLP
            1180 Peachtree Street, NE
            Atlanta, Georgia  30309
            Attn:  William Roche, Esq.
            Tel:   (404) 572-4600
            Fax:   (404) 572-5100

and if to a Holder, to such address for such party as shall appear on Exhibit A of the Note Purchase Agreement, or as shall be designated by such party in writing to the other parties hereto in accordance this SECTION 7(c). Written confirmation of receipt generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission shall be rebuttable evidence of receipt by facsimile in accordance with CLAUSE (i) above.

            (d) Assignment. Upon the transfer of any Note or Registrable Securities by a Holder, the rights of such Holder hereunder with respect to such securities so transferred shall be assigned automatically to the transferee thereof, and such transferee shall thereupon be deemed to be a "Holder" for purposes of this Agreement, as long as: (i) the CDC Entities are, within a reasonable period of time following such transfer, furnished with written notice of the name and address of such transferee, (ii) the transferee agrees in writing with the CDC Entities to be bound by all of the provisions hereof, and
(iii) such transfer is made in accordance with the applicable requirements of the Note Purchase Agreement and the Notes, as applicable.

            (e) Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which together shall be deemed one and the same instrument. This Agreement, once executed by a party, may be delivered to any other party hereto by facsimile transmission.

            (f) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within the State of New York except to the extent that such laws would permit or require the laws of any other jurisdiction to apply.

            (g) Submission to Jurisdiction. Each of the Company, Games and Software hereby irrevocably submits to the exclusive jurisdiction of any New York State or United States Federal court sitting in the City and County of New York over any suit, action or proceeding arising out of or related to this Agreement. Each of the Company, Games and Software irrevocably waives, to the fullest extent permitted by law, any objection which it may have to the venue of any such suit, action or proceeding brought in such a court and any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum. Each of the Company, Games and Software agrees that final judgment in any such suit, action or proceeding brought in such a court shall be conclusive and binding upon the Company and may be enforced in any court to the jurisdiction of which the Company is subject by a suit upon such judgment; provided that service of process is effected upon the Company in the manner specified in SECTIONS 7(c) and 7(h) or as otherwise permitted by law.

            (h) Agent for Service of Process. As long as any Registrable Securities remain outstanding, each of the Company, Games and Software will at all times maintain an authorized agent in the City of New York, upon whom process may be served in any legal action or proceeding arising out of or relating to this Note. Service of process upon such agent and written notice of such service mailed or delivered to such entity shall to the extent permitted by law be deemed in every respect effective service of process upon the Company in any such legal action or proceeding. Each of the Company, Games and Software has appointed Craig Celek as its agent for such purpose, and covenants and agrees that service of process in any legal action or proceeding may be made at the office of such agent at CDC Corporation, Chrysler Building, 405 Lexington Avenue, 26th Floor, New York, New York 10074 (or at such other address or, at the office of such other authorized agent as the Company may designate by written notice to the Holders).

            (i) Holder of Record. A person is deemed to be a Holder whenever such person owns or is deemed to own of record such Registrable Securities, including through ownership of the Notes. If the Company receives conflicting instructions, notices or elections from two or more persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the record owner of such Registrable Securities.

            (j) Entire Agreement. This Agreement and the other Transaction Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement and the other Transaction Documents supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

            (k) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            (l) Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

                           [Signature Page to Follow]

      IN WITNESS WHEREOF, the undersigned have executed this Registration Rights Agreement as of the date first-above written.

CDC CORPORATION

By: __________________________
    Name:
    Title:

CDC GAMES CORPORATION

By: __________________________
    Name:
    Title:

CDC SOFTWARE CORPORATION

By: __________________________
    Name:
    Title:

EVOLUTION MASTER FUND LTD. SPC,
      SEGREGATED PORTFOLIO M

By: __________________________
    Name:
    Title:

ALEXANDRA GLOBAL MASTER FUND LTD.
BY: ALEXANDRA INVESTMENT MANAGEMENT, LLC

By:  __________________________
     Name: Mikhail Filimonov
     Title:  Chairman & Chief Executive Officer

CAPITAL VENTURES INTERNATIONAL
BY: HEIGHTS CAPITAL MANAGEMENT, INC.

By:  __________________________
     Name: Martin Kobinger
     Title:   Investment Manager

DEUTSCHE BANK AG, LONDON BRANCH

By:  __________________________
     Name:
     Title:

JAYHAWK PE BLOCKER CORP.

By:  __________________________
     Name: Michael D. Schmitz
     Title: CFO of GP

JAYHAWK PE CO-INVEST BLOCKER CORP.

By:  __________________________
     Name: Michael D. Schmitz
     Title: CFO of GP

JGB CAPITAL OFFSHORE, LTD.

By:  __________________________
     Name: Brett Cohen
     Title: President

KINGS ROAD INVESTMENTS LTD.
BY: POLYGON INVESTMENT PARTNERS LP

By:  __________________________
     Name: Brandon Jones
     Title:  Authorized Signatory

M KINGDON OFFSHORE LTD

By:  __________________________
     Name: Alan Winters
     Title:

PORTSIDE GROWTH AND OPPORTUNITY FUND
BY: RAMIUS CAPITAL GROUP, LLC

By:  __________________________
     Name: Jeffery Smith
     Title:

RADCLIFFE SPC, LTD. FOR AND ON BEHALF OF
THE CLASS A CONVERTIBLE CROSSOVER
SEGREGATED PORTFOLIO
BY: RG CAPITAL MANAGEMENT, L.P.
BY: RGC MANAGEMENT COMPANY, LLC

By:  __________________________
     Name: Gerald F. Stahlecker
     Title: Managing Director

SCOGGIN INTERNATIONAL FUND, LTD.

By:  __________________________
     Name: Craig Effron
     Title: Managing Member

UBS O'CONNOR LLC FBO O'CONNOR PIPES
CORPORATE STRATEGIES MASTER LIMITED
BY: UBS O'CONNOR LLC

By:  __________________________
     Name: Brian Herward
     Title:

                                                                       EXHIBIT A

                              PLAN OF DISTRIBUTION

      We are registering certain of our Common Shares [issuable][exchangeable] upon [conversion][exchange] of the Notes to permit the resale of such Common Shares by the holders of the Notes from time to time after the date of this prospectus. We will not receive any of the proceeds from the sale by the selling shareholders of such Common Shares. We will bear all fees and expenses incident to our obligation to register such Common Shares.

      The selling shareholders may sell all or a portion of such Common Shares beneficially owned by them and offered hereby from time to time directly or through one or more underwriters, broker-dealers or agents. If such Common Shares are sold through underwriters or broker-dealers, the selling shareholders will be responsible for underwriting discounts or commissions or agent's commissions. Such Common Shares may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected in transactions, which may involve crosses or block transactions,

      - on any national securities exchange or quotation service on which the securities may be listed or quoted at the time of sale;

      -     in the over-the-counter market;

      - in transactions otherwise than on these exchanges or systems or in the over-the-counter market;

      - through the writing of options, whether such options are listed on an options exchange or otherwise, or other derivatives;

      - constituting ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

      - constituting block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

      - constituting purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

      - constituting an exchange distribution in accordance with the rules of the applicable exchange;

      -     constituting privately negotiated transactions;

      -     constituting short sales;

      -     constituting sales pursuant to Rule 144;

      - where one or more broker-dealers agree with the selling shareholders to sell a specified number of such shares at a stipulated price per share;

      -     constituting a combination of any such methods of sale; and

      -     constituting any other method permitted pursuant to applicable law.

      If the selling shareholders effect such transactions by selling such Common Shares to or through underwriters, broker-dealers or agents, such underwriters, broker-dealers or agents may receive commissions in the form of discounts, concessions or commissions from the selling shareholders or commissions from purchasers of such Common Shares for whom they may act as agent or to whom they may sell as principal (which discounts, concessions or commissions as to particular underwriters, broker-dealers or agents may be in excess of those customary in the types of transactions involved). In connection with sales of such Common Shares or otherwise, the selling shareholders may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of such Common Shares in the course of hedging in positions they assume. The selling shareholders may also sell such Common Shares short and, to the extent permitted by applicable law, deliver such Common Shares to close out short positions and to return borrowed shares in connection with such short sales. The selling shareholders may also loan or pledge such Common Shares to broker-dealers that in turn may sell such shares.

      The selling shareholders may pledge or grant a security interest in some or all of the Notes or Common Shares owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell such Common Shares from time to time pursuant to this prospectus or any amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933, as amended, amending, if necessary, the list of selling shareholders to include the pledgee, transferee or other successors in interest as selling shareholders under this prospectus. The selling shareholders also may transfer and donate such Common Shares in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

      The selling shareholders and any broker-dealer participating in the distribution of such Common Shares may be deemed to be "underwriters" within the meaning of the Securities Act, and any commission paid, or any discounts or concessions allowed to, any such broker-dealer may be deemed to be underwriting commissions or discounts under the Securities Act. At the time a particular offering of such Common Shares is made, a prospectus supplement, if required, will be distributed which will set forth the aggregate amount of such Common Shares being offered and the terms of the offering, including the name or names of any broker-dealers or agents, any discounts, commissions and other terms constituting compensation from the selling shareholders and any discounts, commissions or concessions allowed or reallowed or paid to broker-dealers.

      Under the securities laws of some states, such Common Shares may be sold in such states only through registered or licensed brokers or dealers. In addition, in some states such Common Shares may not be sold unless such shares have been registered or qualified for sale in such state or an exemption from registration or qualification is available and is complied with.

      There can be no assurance that any selling shareholder will sell any or all of such Common Shares registered pursuant to the registration statement, of which this prospectus forms a part.

      The selling shareholders and any other person participating in such distribution will be subject to applicable provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, including, without limitation, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of such Common Shares by the selling shareholders and any other participating person. Regulation M may also restrict the ability of any broker-dealer engaged in the distribution of such Common Shares to engage in market-making activities with respect to such Common Shares. All of the foregoing may affect the marketability of such Common Shares.

      We will pay all expenses of the registration of such Common Shares pursuant to the registration rights agreement, estimated to be $[ ] in total, including, without limitation, Securities and Exchange Commission filing fees and expenses of compliance with state securities or "blue sky" laws; provided, however, that a selling shareholder will pay all underwriting discounts and selling commissions, if any. We will indemnify the selling shareholders against liabilities, including some liabilities under the Securities Act, in accordance with the registration rights agreements, or the selling shareholders will be entitled to contribution. We may be indemnified by the selling shareholders against civil liabilities, including liabilities under the Securities Act, that may arise from any written information furnished to us by the selling shareholder specifically for use in this prospectus, in accordance with the related registration rights agreement, or we may be entitled to contribution.

      Once sold under the registration statement of which this prospectus forms a part, such Common Shares will be freely tradable in the hands of persons other than our affiliates.

                                                                       EXHIBIT B

[           ]
[           ]
Fax:  [     ]
Attn: [   ]

            Re: CDC Corporation

Ladies and Gentlemen:

            We are counsel to CDC Corporation, a corporation organized under the laws of the Cayman Islands (the "COMPANY"), and have represented the Company in connection with that certain Note Purchase Agreement, dated as of November 10, 2006 (the "NOTE PURCHASE AGREEMENT") entered into by and among the Company and the buyers named therein (collectively, the "HOLDERS") pursuant to which the Company issued to the Holders convertible notes (the "NOTES") convertible into the Company's Class A Common Stock (the "COMMON STOCK"). Pursuant to the Note Purchase Agreement, the Company also has entered into a Registration Rights Agreement, dated November 10, 2006, with the Holders (the "REGISTRATION RIGHTS AGREEMENT") pursuant to which the Company agreed, among other things, to register the Registrable Securities (as defined in the Registration Rights Agreement), including the Common Shares issuable upon conversion of the Notes, under the Securities Act of 1933, as amended (the "1933 ACT"). In connection with the Company's obligations under the Registration Rights Agreement, on ____________ ___, 200_, the Company filed a Registration Statement on Form F-3 (File No. 333-_____________) (the "REGISTRATION STATEMENT") with the Securities and Exchange Commission (the "SEC") relating to the Registrable Securities which names each of the Holders as a selling stockholder thereunder.

            In connection with the foregoing, we advise you that a member of the SEC's staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and we have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are available for resale under the 1933 Act pursuant to the Registration Statement.

            This letter shall serve as our standing instruction to you that the shares of Common Stock are freely transferable by the Holders pursuant to the Registration Statement. You need not require further letters from us to effect any future legend-free issuance or reissuance of Common Shares to the Holders.

                                Very truly yours,

                                [                  ]
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                                           By:_____________________

                          C.C. [LIST NAMES OF HOLDERS]